SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 25, 2003

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Texas                         333-74467                     13-4150878
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
               Mortgage Pass-Through Certificates, Series 2002-1

On August 25, 2003, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2002, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-1 relating to the distribution date of August 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 2003


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated August 25, 2003


                             Payment Date: 08/25/03


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  IA1        50,000,000.00    6.250000%             0.00    259,623.22      259,623.22       0.00     793.44
                        IA2                 0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
                        IA3        41,156,729.30    6.250000%    30,507,161.79    213,704.85   30,720,866.65       0.00     653.11
                        IA4        34,237,000.00    6.250000%             0.00    177,774.41      177,774.41       0.00     543.30
Residual                IAR                 0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
                        IIA1       23,034,795.31    6.000000%     5,874,281.32    115,173.98    5,989,455.30       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          7,840,434.85    6.228153%         7,718.03     40,579.31       48,297.34       0.00     113.55
                        B2          3,184,380.56    6.228153%         3,134.67     16,481.22       19,615.89       0.00      46.12
                        B3          2,155,580.69    6.228153%         2,121.93     11,156.52       13,278.45       0.00      31.22
                        B4          1,077,790.34    6.228153%         1,060.96      5,578.26        6,639.22       0.00      15.61
                        B5          1,077,790.34    6.228153%         1,060.96      5,578.26        6,639.22       0.00      15.61
                        B6            810,344.85    6.228153%           797.69      4,194.06        4,991.75       0.00      11.74
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        164,574,846.27     -           36,397,337.36    849,844.09   37,247,181.45     -        2,223.69
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          IA1        50,000,000.00            793.44
                                IA2                 0.00              0.00
                                IA3        10,649,567.51            653.11
                                IA4        34,237,000.00            543.30
Residual                        IAR                 0.00              0.00
                                IIA1       17,160,514.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          7,832,716.82            113.55
                                B2          3,181,245.90             46.12
                                B3          2,153,458.76             31.22
                                B4          1,076,729.38             15.61
                                B5          1,076,729.38             15.61
                                B6            809,547.16             11.74
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        128,177,508.91          2,223.69
--------------------------------------------------------------------------------

                             Payment Date: 08/25/03


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     IA1    50,000,000.00     6.250000% 32051DKA9     0.000000      5.192464  1,000.000000
                           IA2             0.00     6.250000% 32051DKB7     0.000000      0.000000      0.000000
                           IA3    41,156,729.30     6.250000% 32051DKC5   684.170482      4.792663    238.833091
                           IA4    34,237,000.00     6.250000% 32051DKD3     0.000000      5.192464  1,000.000000
Residual                   IAR             0.00     6.250000% 32051DKE1     0.000000      0.000000      0.000000
                           IIA1   23,034,795.31     6.000000% 32051DKJ0    59.610141      1.168745    174.138860
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      7,840,434.85     6.228153% 32051DKK7     0.964513      5.071146    978.844892
                           B2      3,184,380.56     6.228153% 32051DKL5     0.964513      5.071146    978.844892
                           B3      2,155,580.69     6.228153% 32051DKM3     0.964513      5.071146    978.844892
                           B4      1,077,790.34     6.228153% 32051DKF8     0.964513      5.071146    978.844892
                           B5      1,077,790.34     6.228153% 32051DKG6     0.964513      5.071146    978.844892
                           B6        810,344.85     6.228153% 32051DKH4     0.937586      4.929598    951.522963
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     164,574,846.27       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       109,610,363.83    18,567,145.03   128,177,508.86
Loan count                    253               47              300
Avg loan rate           6.765860%        6.464726%             6.72
Prepay amount       30,409,171.62     5,802,790.86    36,211,962.48

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        16,028.07         2,776.29        18,804.36
Sub servicer fees       32,126.96         4,605.31        36,732.27
Trustee fees               453.39            80.46           533.85


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses       23,342.61             0.00        23,342.61

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy             134,844.00             0.00       134,844.00
Fraud                1,401,290.41       244,458.06     1,645,748.46
Special Hazard       1,963,656.38             0.00     1,963,656.38


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           90.197782%           100.000000%            148,428,524.62
   -----------------------------------------------------------------------------
   Junior            9.802218%             0.000000%             16,130,427.41
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                   654,148.31
60 to 89 days                           0                         0.00
90 or more                              1                   422,209.09
Foreclosure                             0                         0.00

Totals:                                 3                 1,076,357.40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           37,247,181.45         37,247,181.45
Principal remittance amount           36,397,337.36         36,397,337.36
Interest remittance amount               849,844.09            849,844.09